UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09651 and 811-09735

Name of Fund: BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Focus Growth Fund, Inc. and Master Focus Growth LLC, 40 East 52nd Street, New York, NY
10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2010

Date of reporting period: 08/31/2010

Item 1 – Report to Stockholders

August 31, 2010

Annual Report

BlackRock Global Growth Fund, Inc

BlackRock Focus Growth Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

AUGUST 31, 2010

Dear Shareholder

The global economic recovery continues, although global and US economic statistics show that the pace of economic growth has slowed. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. Despite broadening evidence of a slowdown in global economic activity, market volatility has normalized from the extreme levels seen in recent months. In the United States, economic data continues to be mixed, but it is our view that the preponderance of data suggests that the recovery is continuing. The critical issue for investors remains the question of whether the economy will experience a double-dip recession. We are on the optimistic side of this debate and would point out that while the recovery has been slow, we have made significant progress.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets lost ground on weaker-than-expected economic data, most notably from the United States. International equities posted negative returns on both a six- and
12-month basis while US equities posted negative returns over the six months, but were still showing positive returns on a 12-month basis as the domestic economic recovery had been more pronounced and credit-related issues held European markets down. Within the United States, smaller cap stocks continue to outperform large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Risk aversion and credit issues have kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close,
Treasuries modestly outperformed the spread sectors of the market (those driven by changes in credit risk). Corporate credit spreads benefited from the low rate environment and high yield fixed income remains attractive due to low default rates and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of August 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(4.04)%	4.91%
US small cap equities (Russell 2000 Index)	(3.60)	6.60
International equities (MSCI Europe, Australasia, Far East Index)	(3.04)	(2.34)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	11.49	11.58
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.81	9.18
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.42	9.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.62	21.40

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions have improved over the past couple of years, investors across the globe continue to face uncertainty about the future direction of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For addi-
tional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-
winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of August 31, 2010

BlackRock Global Growth Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• Effective January 1, 2010, the Fund changed the benchmark against which it measures its performance from the Standard and Poor’s Global
Broad Market Index (the “S&P Global BMI”) to the MSCI All Country World
Index (the “MSCI ACWI”), a broad measure of market performance.
The MSCI ACWI represents the industry standard benchmark for global multi-cap strategies such as the Fund’s and is widely used by the
Fund’s peer group.

• For the 12-month period ended August 31, 2010, the Fund underper-
formed both the MSCI ACWI and the S&P Global BMI. The following discussion of relative performance pertains to the MSCI ACWI.

What factors influenced performance?

• The Fund’s underperformance relative to its new benchmark is attributa-
ble largely to transaction timing as we adjusted the Fund’s risk exposures.
We adjusted the portfolio in anticipation of a rapid normalization of risk premiums on equities and the subsequent sideways trading market
(period during which prices remain within a narrow range). Although these adjustments proved to be appropriate, the timing of trade execution and transaction costs were detrimental to performance. Stock selection among industrial machinery stocks also detracted as we had favored
Japanese exporters, which declined as a result of the strengthening yen.

• On the positive side, the Fund benefited from its industry allocation during the period. The Fund’s overweight positions relative to the index in the media, oil & gas exploration & production, construction & farm machinery & heavy trucks, and airlines industries and underweight positions in health care equipment & services and electric utilities con-
tributed positively to performance. Also beneficial was stock selection in the automobile manufacturers industry where we favored European exporters such as Bayerische Motoren Werke AG and Volkswagen AG
Preference Shares, which performed well during the period. Stock selec-
tion among the diversified banks and asset management & custody banks industries also aided returns. On a regional basis, the Fund’s underweight exposure to Europe proved beneficial as the sovereign debt crisis plagued the region.

Describe recent portfolio activity.

• Portfolio changes during the 12-month period were consistent with the
Fund’s low active risk profile. The most notable changes were reduced exposure to the financials and health care sectors and increased exposure to materials and energy.

Describe Fund positioning at period end.

• As of the period end, it is our expectation that the sideways trading market will continue as long as positive news from individual issuers is tempered by disconcerting macroeconomic risks. We are maintaining the
Fund’s risk exposures at a constrained level resulting in below-normal risk on our active sector positions. As stock-specific risk is on the rise, we seek to balance the Fund’s exposure to cyclical stocks with stable-
growth companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Geographic Allocation	Investments
Royal Dutch Shell Plc, Class A	2%	United States	50%
Exxon Mobil Corp.	2	Japan	9
Microsoft Corp.	1	Germany	7
ConocoPhillips	1	United Kingdom	7
Newmont Mining Corp.	1	Canada	4
Apple, Inc.	1	France	3
Pfizer, Inc.	1	Netherlands	3
Itochu Corp.	1	Switzerland	2
Honda Motor Co., Ltd.	1	Spain	2
Marubeni Corp.	1	Other[1]	13

1 Other includes a 1% holding in each of the following countries: Belgium, China,
Denmark, Finland, Hong Kong, India, Luxembourg, Mexico, Singapore, South
Korea, Sweden, Taiwan and Thailand.

4 ANNUAL REPORT

AUGUST 31, 2010

BlackRock Global Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in common stock of companies of any market capitalization located in various foreign countries and the United
States, selected for their above average return potential.
3 This unmanaged market capitalization-weighted index is made up of equities from 23 countries, including the United States. The Fund now uses this index as its benchmark rather than the S&P Global Broad Market Index because Fund management believes it is a more appropriate measure of Fund management’s investment style and is better aligned with the Fund’s investment strategies.
4 This is a comprehensive, rules-based index designed to measure global stock market performance.

Performance Summary for the Period Ended August 31, 2010
				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(3.91)%	1.16%	N/A	5.04%	N/A	(1.28)%	N/A
Investor A	(4.04)	0.93	(4.37)%	4.76	3.64%	(1.54)	(2.07)%
Investor B	(4.46)	0.06	(4.43)	3.87	3.53	(2.17)	(2.17)
Investor C	(4.49)	0.01	(0.98)	3.91	3.91	(2.33)	(2.33)
Class R	(4.25)	0.47	N/A	4.38	N/A	(1.74)	N/A
S&P Global Broad Market Index	(1.60)	4.99	N/A	2.02	N/A	1.51	N/A
MSCI All Country World Index	(2.39)	3.49	N/A	1.14	N/A	0.14	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	March 1, 2010	August 31, 2010	During the Period[6]	March 1, 2010	August 31, 2010	During the Period[6]	Expense Ratio
Institutional	$1,000	$960.90	$ 5.34	$1,000	$1,019.76	$ 5.50	1.08%
Investor A	$1,000	$959.60	$ 6.67	$1,000	$1,018.39	$ 6.87	1.35%
Investor B	$1,000	$955.40	$10.60	$1,000	$1,014.36	$10.92	2.15%
Investor C	$1,000	$955.10	$10.64	$1,000	$1,014.31	$10.97	2.16%
Class R	$1,000	$957.50	$ 8.63	$1,000	$1,016.38	$ 8.89	1.75%

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
7 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT

AUGUST 31, 2010

Fund Summary as of August 31, 2010

BlackRock Focus Growth Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended August 31, 2010, through its investment in Master Focus Growth LLC (the “Master LLC”), the Fund outperformed its benchmark, the Russell 1000 Growth Index.

What factors influenced performance?

• The Master LLC’s holdings in the consumer discretionary sector delivered the greatest contribution to the Fund’s outperformance relative to the index. Most notably, Las Vegas Sands Corp., Inc. benefited from its ex-
pansion into China and Singapore, and Amazon.com, Inc. continued its growth as it captured additional market share. In the Industrials sector, the Master LLC benefited from its holdings in the transportation industry where Delta Air Lines, Inc. and truck manufacturer PACCAR, Inc., appreci-
ated as they each experienced a robust cyclical recovery. Stock selection in the information technology (“IT”) sector also contributed positively as a number of industries within the sector performed well, including software, internet software & services, and computers & peripherals.
Salesforce.com, Inc., Baidu.com, Inc. and Apple, Inc. were the most notable performers during the period.

• Conversely, stock selection in the health care sector detracted from relative returns as Boston Scientific Corp., Genzyme Corp. and Covance,
Inc. disappointed investors on a fundamental basis. The Master LLC exited its positions in Boston Scientific and Genzyme, but retained its holdings of Covance as management of the company is taking the appropriate strategic actions to build shareholder value. In the energy sector, the Master LLC’s holdings of higher growth companies in the oil & gas exploration & production industry had a negative impact on performance. Anadarko Petroleum Corp. and Petrohawk Energy Corp.
were the most notable detractors.

Describe recent portfolio activity.

• Over the 12-month period, the Master LLC adopted a more aggressive tilt, as reflected by the changes to its sector positioning. The Master LLC increased its exposure to consumer discretionary and industrials at the expense of the more defensive health care sector.

Describe portfolio positioning at period end.

• At period end, the Master LLC was overweight relative to the index in the IT and consumer discretionary sectors and underweight in energy and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

6 ANNUAL REPORT

AUGUST 31, 2010

BlackRock Focus Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory and administration fees, if any.
Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in Master Focus Growth LLC (the “Master LLC”). The Master LLC invests primarily in common stocks of approxi-
mately 25 to 35 companies that Fund management believes have strong earnings and revenue growth and capital appreciation potential.
3 This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-
average growth orientation.

Performance Summary for the Period Ended August 31, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(2.74)%	8.67%	N/A	4.01%	N/A	(14.83)%	N/A
Investor A	(2.83)	8.42	2.73%	3.67	2.56%	(15.11)	(15.57)%
Investor B	(3.08)	7.39	2.89	2.88	2.52	(15.69)	(15.69)
Investor C	(3.59)	7.43	6.43	2.77	2.77	(15.85)	(15.85)
Russell 1000 Growth Index	(4.65)	6.14	N/A	0.10	N/A	(5.36)	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example
		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	March 1, 2010	August 31, 2010	During the Period[5]	March 1, 2010	August 31, 2010	During the Period[5]	Expense Ratio
Institutional	$1,000	$972.60	$ 6.81	$1,000	$1,018.29	$ 6.97	1.37%
Investor A	$1,000	$971.70	$ 9.14	$1,000	$1,015.92	$ 9.35	1.84%
Investor B	$1,000	$969.20	$10.62	$1,000	$1,014.41	$10.87	2.14%
Investor C	$1,000	$964.10	$13.22	$1,000	$1,011.74	$13.54	2.67%

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT

AUGUST 31, 2010

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a serv-
ice fee of 0.25% per year. These shares automatically convert to
Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares (available only to BlackRock Global Growth Fund, Inc.)
do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no dis-
tribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, serv-
ice and distribution fees including 12b-1 fees and other Fund expenses.
The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on March 1, 2010 and held through August 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their Fund and share class under the heading “Expenses Paid
During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ share-
holder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of own-
ing different funds. If these transactional expenses were included, share-
holder expenses would have been higher.

Derivative Financial Instruments

Global Growth may invest in various derivative instruments, foreign cur-
rency exchange contracts and options, as specified in Note 2 of the
Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market equity without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may result in lower dividends paid to shareholders, may limit the amount of appreciation a Fund can realize on an invest-
ment or may cause a Fund to hold a security that it might otherwise sell.
The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	27,400	$ 988,192
Belgium — 0.6%
Anheuser-Busch InBev NV	42,400	2,196,119
Brazil — 0.4%
BM&F Bovespa SA	106,100	770,263
Banco Santander Brasil SA — ADR	61,500	773,670
		1,543,933
Canada — 4.2%
Canadian Natural Resources Ltd.	71,500	2,299,855
Crescent Point Energy Corp.	48,000	1,690,252
Enbridge Inc.	30,100	1,497,449
Silver Wheaton Corp. (a)	138,000	3,113,280
Suncor Energy, Inc.	44,200	1,339,243
The Toronto-Dominion Bank	22,600	1,529,132
TransCanada Corp.	83,300	2,968,444
		14,437,655
Cayman Islands — 0.4%
Want Want China Holdings Ltd.	1,788,800	1,449,201
China — 0.7%
Angang New Steel Co. Ltd.	392,600	558,992
China Construction Bank, Class H	2,142,200	1,778,065
		2,337,057
Denmark — 0.6%
Carlsberg A/S	20,700	1,942,422
Finland — 0.8%
Fortum Oyj	66,600	1,529,294
Nokia Oyj — ADR (b)	141,400	1,210,384
		2,739,678
France — 2.9%
AXA SA	54,400	838,016
BNP Paribas SA	26,500	1,641,711
Compagnie Generale des Etablissements Michelin	31,900	2,356,520
Pinault-Printemps-Redoute	6,300	816,688
Total SA	59,300	2,758,303
Unibail — Rodamco	8,500	1,596,314
		10,007,552
Germany — 6.6%
Bayerische Motoren Werke AG	34,800	1,828,495
Deutsche Boerse AG	15,800	961,975
Deutsche Lufthansa AG	183,500	2,892,923
Deutsche Post AG	142,900	2,332,095
Deutsche Telekom AG	148,300	1,948,241
Fresenius Medical Care AG	26,800	1,515,861

Common Stocks	Shares	Value
Germany (concluded)
Merck KGaA	9,600	$ 832,440
Metro AG	38,100	1,934,967
RWE AG	24,300	1,590,503
SAP AG — ADR	50,100	2,181,354
Siemens AG	20,100	1,822,022
Volkswagen AG, Preference Shares	28,906	2,870,367
		22,711,243
Hong Kong — 1.4%
CNOOC Ltd. — ADR	9,300	1,579,326
Cheung Kong Holdings Ltd.	174,000	2,203,215
Wing Hang Bank Ltd.	102,900	1,091,405
		4,873,946
India — 0.5%
Punjab National Bank Ltd.	75,900	1,907,018
Ireland — 0.4%
Accenture Plc	35,800	1,310,280
Italy — 0.4%
Intesa Sanpaolo SpA	457,700	1,275,351
Japan — 8.7%
Asahi Breweries Ltd.	71,500	1,347,749
Canon, Inc.	59,000	2,415,488
Honda Motor Co., Ltd.	107,100	3,547,391
Itochu Corp.	445,800	3,634,300
JTEKT Corp.	213,300	1,745,179
Japan Tobacco, Inc.	800	2,485,287
Marubeni Corp.	679,100	3,496,297
Mitsubishi UFJ Financial Group, Inc.	308,800	1,464,178
Nitto Denko Corp.	52,400	1,681,585
Nomura Holdings, Inc.	253,700	1,436,977
Sumitomo Heavy Industries Ltd.	338,400	1,566,130
Sumitomo Mitsui Financial Group, Inc.	61,300	1,819,194
T&D Holdings, Inc.	85,200	1,617,537
Tokio Marine Holdings, Inc.	64,200	1,722,257
		29,979,549
Luxembourg — 0.5%
ArcelorMittal	58,000	1,681,055
Malaysia — 0.5%
CIMB Group Holdings Berhad	666,100	1,647,072
Mexico — 0.9%
Fomento Economico Mexicano, SA de CV — ADR	28,800	1,402,560
Grupo Mexico, SA de CV	723,600	1,858,969
		3,261,529

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the	ADR	American Depositary Receipt	JPY	Japanese Yen
Schedule of Investments, the names and descriptions of	AUD	Australian Dollar	MXN	Mexican Neuvo Peso
many of the securities have been abbreviated according	CAD	Canadian Dollar	NOK	Norwegian Krone
to the following list:	CHF	Swiss Franc	NZD	New Zealand Dollar
	DKK	Danish Krone	PLN	Polish Zloty
	EUR	Euro	SEK	Swedish Krona
	GBP	British Pound	USD	US Dollar
	HKD	Hong Kong Dollar	ZAR	South African Rand
See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands — 2.5%
Aegon NV (a)	190,300	$ 969,487
Corio NV	16,700	957,068
ING Groep NV CVA	114,700	1,012,866
Royal Dutch Shell Plc, Class A	222,600	5,893,347
		8,832,768
Russia — 0.4%
VimpelCom Ltd. — ADR (a)	95,800	1,432,210
Singapore — 0.6%
CapitaLand Ltd.	361,400	1,045,461
DBS Group Holdings Ltd.	109,000	1,119,623
		2,165,084
South Africa — 0.4%
Naspers Ltd.	37,300	1,503,306
South Korea — 0.5%
Samsung Electronics Co., Ltd.	2,800	1,770,289
Spain — 1.7%
Banco Santander SA	206,400	2,403,378
Inditex SA	18,700	1,243,608
Telefonica SA	107,800	2,382,580
		6,029,566
Sweden — 1.1%
Nordea Bank AB	187,600	1,672,909
Svenska Cellulosa AB	167,200	2,214,842
		3,887,751
Switzerland — 2.1%
Nestle SA, Registered Shares	65,600	3,391,242
Novartis AG, Registered Shares	54,300	2,846,497
Roche Holding AG	6,600	895,287
		7,133,026
Taiwan — 0.6%
Mega Financial Holding Co. Ltd.	2,148,700	1,295,526
Siliconware Precision Industries Co., Ltd. — ADR	168,800	754,536
		2,050,062
Thailand — 1.1%
Bangkok Bank Pcl Foreign Shares	222,000	1,086,236
Banpu Pcl	131,400	2,577,066
		3,663,302
United Kingdom — 6.5%
Anglo American Plc	25,700	916,622
Barclays Plc	478,200	2,195,426
GlaxoSmithKline Plc	81,500	1,520,904
HSBC Holdings Plc	199,983	1,958,768
Intercontinental Hotels Group Plc	103,400	1,554,366
Rio Tinto Plc, Registered Shares	43,700	2,198,025
Tullow Oil Plc	176,900	3,292,714
Unilever Plc	68,900	1,815,161
Vodafone Group Plc — ADR	113,800	2,751,684
WPP Plc	189,100	1,869,480
Xstrata Plc	150,300	2,345,488
		22,418,638

Common Stocks	Shares	Value
United States — 49.0%
ACE Ltd.	26,000	$ 1,390,220
AMR Corp. (a)	201,400	1,230,554
AT&T Inc.	109,300	2,954,379
Abbott Laboratories	48,500	2,392,990
Aetna, Inc.	30,300	809,616
American Electric Power Co., Inc.	54,900	1,944,009
Ameriprise Financial, Inc.	58,400	2,545,072
Apple, Inc. (a)	15,600	3,796,572
Applied Materials, Inc.	111,900	1,162,641
Arch Coal, Inc.	69,800	1,571,198
Avon Products, Inc.	60,200	1,751,820
Bemis Co.	64,200	1,853,454
Bristol-Myers Squibb Co.	113,500	2,960,080
Bucyrus International, Inc.	42,600	2,449,074
Bunge Ltd.	26,200	1,388,600
CVS Caremark Corp.	40,500	1,093,500
Caterpillar, Inc. (b)	50,800	3,310,128
Celgene Corp. (a)	34,000	1,751,680
Chevron Corp.	43,200	3,203,712
Cisco Systems, Inc. (a)	133,200	2,670,660
Citigroup, Inc. (a)	349,100	1,298,652
Colgate-Palmolive Co.	37,900	2,798,536
Comerica, Inc.	49,400	1,699,854
ConAgra Foods, Inc.	85,200	1,839,468
ConocoPhillips	74,300	3,895,549
Corning, Inc.	154,900	2,428,832
DIRECTV, Class A (a)	59,500	2,256,240
Deere & Co.	31,600	1,999,332
Delta Air Lines, Inc. (a)	126,000	1,317,960
E.I. du Pont de Nemours & Co.	36,900	1,504,413
EMC Corp. (a)	135,100	2,464,224
EOG Resources, Inc.	14,700	1,276,989
eBay, Inc. (a)	108,000	2,509,920
Edison International	62,700	2,116,125
Entergy Corp.	27,400	2,160,216
Exxon Mobil Corp.	89,800	5,312,568
FMC Corp.	41,000	2,553,480
Federal Realty Investment Trust	24,800	1,966,392
FedEx Corp.	23,300	1,818,565
Freeport-McMoRan Copper & Gold, Inc., Class B	24,100	1,734,718
General Mills, Inc.	49,300	1,782,688
Goodrich Corp.	37,200	2,547,456
Google, Inc., Class A (a)	5,100	2,295,102
Hewlett-Packard Co.	39,500	1,519,960
Intel Corp.	69,300	1,227,996
International Business Machines Corp.	24,800	3,056,104
International Paper Co.	70,500	1,442,430
JPMorgan Chase & Co.	58,400	2,123,424
KeyCorp	311,300	2,294,281
Kohl’s Corp. (a)	34,500	1,620,810
Liberty Global, Inc. (a)	72,800	2,003,456
Lincoln National Corp.	44,200	1,032,512
McKesson Corp.	6,600	383,130
Microsoft Corp.	198,700	4,665,476
The Mosaic Co.	38,500	2,258,410

See Notes to Financial Statements.

10 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
NII Holdings, Inc. (a)	36,900	$ 1,337,625
Newmont Mining Corp.	62,600	3,838,632
News Corp., Class A	145,100	1,823,907
Nike, Inc., Class B	28,600	2,002,000
Norfolk Southern Corp.	31,800	1,707,024
Occidental Petroleum Corp.	27,200	1,987,776
Oracle Corp.	94,000	2,056,720
PPL Corp.	66,700	1,811,572
PepsiCo, Inc.	53,200	3,414,376
Pfizer, Inc.	230,100	3,665,493
Qwest Communications International, Inc.	198,100	1,119,265
Sonoco Products Co.	56,900	1,789,505
Sprint Nextel Corp. (a)	245,300	1,000,824
Stanley Black & Decker, Inc.	34,655	1,858,894
SunTrust Banks, Inc.	101,000	2,271,490
Target Corp.	30,100	1,539,916
Temple-Inland, Inc.	95,200	1,516,536
Texas Instruments, Inc.	72,000	1,658,160
Thermo Fisher Scientific, Inc. (a)	25,200	1,061,424
U.S. Bancorp	82,600	1,718,080
United Parcel Service, Inc., Class B	42,600	2,717,880
United States Steel Corp.	37,600	1,598,376
UnitedHealth Group, Inc.	14,400	456,768
Urban Outfitters, Inc. (a)	28,500	864,120
Wal-Mart Stores, Inc.	54,400	2,727,616
WellPoint, Inc. (a)	13,500	670,680
Yum! Brands, Inc.	63,300	2,639,610
Zions Bancorporation	79,700	1,468,871
		169,758,367
Total Long-Term Investments
(Cost – $338,730,536) – 97.3%		336,933,221
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.25% (c)(d)	8,894,055	8,894,055
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.36% (c)(d)(e)	$ 4,095	4,094,700
Total Short-Term Securities
(Cost — $12,988,755) — 3.8%		12,988,755
Total Investments Before Options Written
(Cost – $351,719,291*) – 101.1%		349,921,976

Options Written	Contracts	Value
Exchange-Traded Call Options — 0.0%
Entergy Corp., Strike Price USD 80.00,
expires 9/18/10	137	$ (15,755)
Sprint Nextel Corp., Strike Price USD 5.00,
expires 11/20/10	2,453	(30,662)
		(46,417)
Over-The-Counter Call Options — 0.0%
Qwest Communications International, Inc.,
Strike Price USD 5.50, expires 11/18/10,
Broker Citigroup Global Markets, Inc.	1,981	(59,565)
Exchange-Traded Put Options — (0.1)%
Sprint Nextel Corp., Strike Price USD 4.00,
expires 11/20/10	2,453	(88,308)
Over-The-Counter Put Options — 0.0%
Qwest Communications International, Inc.,
Strike Price USD 5.00, expires 11/18/10,
Broker Citigroup Global Markets, Inc.	1,981	(19,091)
Total Options Written
(Premiums Received – $295,696) – (0.1)%		(213,381)
Total Investments, Net of Options Written — 101.0%		349,708,595
Liabilities in Excess of Other Assets — (1.0)%		(3,361,803)
Net Assets — 100.0%		$ 346,346,792

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 352,032,470
Gross unrealized appreciation	$ 24,864,335
Gross unrealized depreciation	(26,974,829)
Net unrealized depreciation	$ (2,110,494)

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares/Beneficial	Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	August 31, 2009	Activity	August 31, 2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional
Class	12,373,186	(3,479,131)	8,894,055	$ 12,457
BlackRock Liquidity
Series, LLC
Money Market
Series	$ 4,619,600	$ (524,900)	$ 4,094,700	$ 13,592

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.

• Foreign currency exchange contracts as of August 31, 2010 were as follows:

						Unrealized
Currency			Currency	Settlement Appreciation
Purchased			Sold	Counterparty	Date (Depreciation)
USD	349,444	EUR	276,000	Citibank, NA	9/01/10	$ (318)
CHF	457,000	USD	445,336	Citibank, NA	9/02/10	4,799
CHF	110,000	USD	108,270	Citibank, NA	9/03/10	78
CHF	345,000	USD	338,037 Deutsche Bank AG		9/03/10	1,780
AUD	3,310,000	USD	2,863,640	Citibank, NA	10/20/10	64,576
CAD	1,449,000	USD	1,409,337	Morgan Stanley
				Capital Service, Inc. 10/20/10		(51,549)
CAD	4,804,000	USD	4,606,121	UBS AG	10/20/10	(104,525)
USD	583,993	CAD	605,000	Citibank, NA	10/20/10	17,076
CHF	911,000	USD	863,667 Deutsche Bank AG 10/20/10			34,032
CHF	825,500	USD	794,330	Royal Bank
				of Scotland	10/20/10	19,117
CHF	6,308,000	USD	6,049,470	UBS AG	10/20/10	166,432
USD	445,503	CHF	457,000	Citibank, NA	10/20/10	(4,824)
USD	148,527	DKK	858,000	Citibank, NA	10/20/10	2,475
USD	1,484,071	DKK	8,597,500	Royal Bank
				of Scotland	10/20/10	20,571
USD 22,415,310		EUR 17,325,000		Royal Bank
				of Scotland	10/20/10	461,540
EUR	276,000	USD	349,413	Citibank, NA	10/20/10	327
USD	499,827	EUR	388,000	Citibank, NA	10/20/10	8,164
EUR	2,474,000	USD	3,257,781 Deutsche Bank AG 10/20/10			(122,795)
USD	1,124,688	EUR	877,000	UBS AG	10/20/10	13,378
GBP 12,199,000		USD 18,668,349		Morgan Stanley
				Capital Service, Inc. 10/20/10		34,555
USD	901,071	GBP	574,000	Citibank, NA	10/20/10	21,042
USD	2,143,126	GBP	1,415,000 Deutsche Bank AG 10/20/10			(26,282)
USD	2,693,421	GBP	1,728,000	Morgan Stanley
				Capital Service, Inc. 10/20/10		44,137
USD	2,823,031	GBP	1,815,000	UBS AG	10/20/10	40,363
HKD 65,253,000		USD	8,400,217	Royal Bank
				of Scotland	10/20/10	(8,729)
USD	782,083	HKD	6,068,000	Citibank, NA	10/20/10	1,742
JPY	76,640,500	USD	891,262	Royal Bank
				of Scotland	10/20/10	21,487
USD	392,356	JPY 33,687,000		Citibank, NA	10/20/10	(8,839)
MXN 12,118,000		USD	941,916 Deutsche Bank AG 10/20/10			(28,382)
NOK	7,000,000	USD	1,112,407 Deutsche Bank AG 10/20/10			(5,416)
NZD	1,144,000	USD	805,590 Deutsche Bank AG 10/20/10			(10,950)
PLN	2,075,000	USD	649,350 Deutsche Bank AG 10/20/10			5,029
SEK	5,279,000	USD	717,799	Citibank, NA	10/20/10	(4,150)
ZAR 16,362,000		USD	2,124,066	Morgan Stanley
				Capital Service, Inc. 10/20/10		77,061
Total						$ 683,002

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following tables summarize the inputs used as of August 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Austria	—	$ 988,192	—	$ 988,192
Belgium	—	2,196,119	—	2,196,119
Brazil	$ 1,543,933	—	—	1,543,933
Canada	14,437,655	—	—	14,437,655
Cayman Islands	—	1,449,201	—	1,449,201
China	—	2,337,057	—	2,337,057
Denmark	—	1,942,422	—	1,942,422
Finland	1,210,384	1,529,294	—	2,739,678
France	—	10,007,552	—	10,007,552
Germany	2,181,354	20,529,889	—	22,711,243
Hong Kong	1,579,326	3,294,620	—	4,873,946
India	—	1,907,018	—	1,907,018
Ireland	1,310,280	—	—	1,310,280
Italy	—	1,275,351	—	1,275,351
Japan	—	29,979,549	—	29,979,549
Luxembourg	—	1,681,055	—	1,681,055
Malaysia	—	1,647,072	—	1,647,072
Mexico	3,261,529	—	—	3,261,529
Netherlands	5,893,347	2,939,421	—	8,832,768
Russia	1,432,210	—	—	1,432,210
Singapore	—	2,165,084	—	2,165,084
South Africa	—	1,503,306	—	1,503,306
South Korea	—	1,770,289	—	1,770,289
Spain	—	6,029,566	—	6,029,566
Sweden	—	3,887,751	—	3,887,751
Switzerland	895,287	6,237,739	—	7,133,026
Taiwan	754,536	1,295,526	—	2,050,062
Thailand	—	3,663,302	—	3,663,302
United Kingdom	2,751,684	19,666,954	—	22,418,638
United States	169,758,367	—	—	169,758,367
Short-Term Securities	8,894,055	4,094,700	—	12,988,755
Total	$215,903,947	$134,018,029	—	$349,921,976

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded) BlackRock Global Growth Fund, Inc.

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 1,059,761	—	$ 1,059,761
Liabilities:
Equity contracts	$ (134,725)	(78,656)	—	(213,381)
Foreign currency
exchange
contracts	—	(376,759)	—	(376,759)
Total	$ (134,725)	$ 604,346	—	$ 469,621

1 Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Assets and Liabilities
	BlackRock
	Global	BlackRock
	Growth	Focus Growth
August 31, 2010	Fund, Inc.	Fund, Inc.
Assets
Investments at value — unaffiliated[1,2]	$ 336,933,221	—
Investment at value — Master Focus Growth LLC (the “Master LLC”) (cost $47,315,035)	—	$ 51,525,072
Investments at value — affiliated[3]	12,988,755	—
Unrealized appreciation on foreign currency exchange contracts	1,059,761	—
Foreign currency at value[4]	60,617	—
Dividends receivable	942,138	—
Investments sold receivable	811,239	—
Capital shares sold receivable	313,706	50,563
Withdrawals receivable from the Master LLC	—	343
Securities lending income receivable — affiliated	1,991	—
Prepaid expenses	115,743	21,350
Total assets	353,227,171	51,597,328
Liabilities
Collateral on securities loaned at value	4,094,700	—
Options written at value (premiums received — $295,696)	213,381	—
Unrealized depreciation on foreign currency exchange contracts	376,759	—
Investments purchased payable	897,745	—
Capital shares redeemed payable	706,991	50,906
Investment advisory fees payable	228,737	—
Administration fees payable	—	11,398
Service and distribution fees payable	109,930	21,559
Other affiliates payable	11,840	4,541
Officer’s and Directors’ fees payable	3,871	31
Other accrued expenses payable	236,425	65,594
Total liabilities	6,880,379	154,029
Net Assets	$ 346,346,792	$ 51,443,299
Net Assets Consist of
Paid-in capital	$ 769,625,432	$ 56,014,464
Undistributed net investment income	1,592,331	—
Accumulated net realized loss	(423,838,287)	—
Net unrealized appreciation/depreciation	(1,032,684)	—
Accumulated net realized loss allocated from the Master LLC	—	(8,781,202)
Net unrealized appreciation/depreciation allocated from the Master LLC	—	4,210,037
Net Assets	$ 346,346,792	$ 51,443,299
[1] Securities loaned — at value	$ 4,013,848	—
[2] Investments at cost — unaffiliated	$ 338,730,536	—
[3] Investments at cost — affiliated	$ 12,988,755	—
[4] Foreign currency at cost	$ 60,430	—

See Notes to Financial Statements.

14 ANNUAL REPORT

AUGUST 31, 2010

Statements of Assets and Liabilities (concluded)
BlackRock
	Global	BlackRock
	Growth	Focus Growth
August 31, 2010	Fund, Inc.	Fund, Inc.
Net Asset Value
Institutional
Net Assets	$ 52,221,277	$ 6,739,021
Shares outstanding	4,015,264	3,161,900
Net asset value	$ 13.01	$ 2.13
Par value per share	$ 0.10	$ 0.10
Shares authorized	100 million	100 million
Investor A
Net Assets	$ 214,227,250	$ 27,002,740
Shares outstanding	16,703,876	13,128,234
Net asset value	$ 12.83	$ 2.06
Par value per share	$ 0.10	$ 0.10
Shares authorized	100 million	100 million
Investor B
Net Assets	$ 6,886,987	$ 1,943,240
Shares outstanding	564,140	1,026,362
Net asset value	$ 12.21	$ 1.89
Par value per share	$ 0.10	$ 0.10
Shares authorized	300 million	300 million
Investor C
Net Assets	$ 55,083,056	$ 15,758,298
Shares outstanding	4,540,187	8,384,358
Net asset value	$ 12.13	$ 1.88
Par value per share	$ 0.10	$ 0.10
Shares authorized	100 million	300 million
Class R
Net Assets	$ 17,928,222	—
Shares outstanding	1,445,918	—
Net asset value	$ 12.40	—
Par value per share	$ 0.10	—
Shares authorized	300 million	—

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Operations
	BlackRock
	Global	BlackRock
	Growth	Focus Growth
Year Ended August 31, 2010	Fund, Inc.	Fund, Inc.
Investment Income
Dividends	$ 8,427,390	—
Foreign taxes withheld	(500,109)	—
Dividends — affiliated	12,457	—
Securities lending — affiliated	13,592	—
Net investment income allocated from the Master LLC:
Dividends	—	$ 539,541
Foreign taxes withheld	—	(2,054)
Interest on litigation proceeds	—	471,040
Dividends — affiliated	—	1,595
Expenses	—	(375,482)
Total income	7,953,330	634,640
Expenses
Investment advisory	2,978,630	—
Service — Investor A	585,335	70,573
Service and distribution — Investor B	90,971	25,779
Service and distribution — Investor C	631,440	159,302
Service and distribution — Class R	87,063	—
Transfer agent — Institutional	116,430	26,744
Transfer agent — Investor A	403,366	147,042
Transfer agent — Investor B	26,770	5,961
Transfer agent — Investor C	145,251	96,850
Transfer agent — Class R	55,768	—
Accounting services	155,185	—
Printing	147,066	33,717
Custodian	119,953	—
Professional	115,086	42,552
Registration	76,047	58,562
Officer and Directors	25,973	75
Administration	—	141,961
Miscellaneous	49,188	15,474
Total expenses	5,809,522	824,592
Less fees waived by advisor	(5,570)	—
Less fees waived by advisor — class specific	—	(1,209)
Total expenses after fees waived	5,803,952	823,383
Net investment income (loss)	2,149,378	(188,743)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	57,685,650	—
Options written	144,443	—
Foreign currency transactions	(179,758)	—
Allocated from the Master LLC	—	4,590,607
	57,650,335	4,590,607
Net change in unrealized appreciation/depreciation on:
Investments	(56,084,126)	—
Options written	82,315	—
Foreign currency transactions	226,557	—
Allocated from the Master LLC	—	(617,442)
	(55,775,254)	(617,442)
Total realized and unrealized gain	1,875,081	3,973,165
Net Increase in Net Assets Resulting from Operations	$ 4,024,459	$ 3,784,422
See Notes to Financial Statements.

16 ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets
	BlackRock
	Global Growth Fund, Inc.
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 2,149,378	$ 2,492,918
Net realized gain (loss)	57,650,335	(187,387,077)
Net change in unrealized appreciation/depreciation	(55,775,254)	41,603,421
Net increase (decrease) in net assets resulting from operations	4,024,459	(143,290,738)
Dividends to Shareholders From
Net investment income:
Institutional	(1,465,634)	(1,313,821)
Investor A	(4,156,077)	(1,299,919)
Investor B	(30,918)	—
Investor C	(713,213)	—
Class R	(256,528)	(61,432)
Decrease in net assets resulting from dividends to shareholders	(6,622,370)	(2,675,172)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(46,015,877)	(128,045,971)
Redemption Fees
Redemption fees	7,460	16,810
Net Assets
Total decrease in net assets	(48,606,328)	(273,995,071)
Beginning of year	394,953,120	668,948,191
End of year	$ 346,346,792	$ 394,953,120
Undistributed net investment income	$ 1,592,331	$ 6,161,860
	BlackRock
	Focus Growth Fund, Inc.
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment loss	$ (188,743)	$ (653,173)
Net realized gain (loss)	4,590,607	(13,326,054)
Net change in unrealized appreciation/depreciation	(617,442)	2,301,685
Net increase (decrease) in net assets resulting from operations	3,784,422	(11,677,542)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,043,297)	(3,704,691)
Net Assets
Total increase (decrease) in net assets	1,741,125	(15,382,233)
Beginning of year	49,702,174	65,084,407
End of year	$ 51,443,299	$ 49,702,174
Undistributed net investment income	—	—
See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights			BlackRock Global Growth Fund, Inc.
		Year Ended August 31,
	2010	2009	2008	2007	2006
			Institutional
Per Share Operating Performance
Net asset value, beginning of year	$ 13.10	$ 15.85	$ 16.66	$ 12.71	$ 10.72
Net investment income[1]	0.13	0.10	0.16	0.16	0.09
Net realized and unrealized gain (loss)[2]	0.04	(2.74)	(0.84)	3.80	2.07
Net increase (decrease) from investment operations	0.17	(2.64)	(0.68)	3.96	2.16
Dividends from net investment income	(0.26)	(0.11)	(0.13)	(0.01)	(0.17)
Net asset value, end of year	$ 13.01	$ 13.10	$ 15.85	$ 16.66	$ 12.71
Total Investment Return[3]
Based on net asset value	1.16%	(16.45)%	(4.21)%	31.17%	20.41%
Ratios to Average Net Assets
Total expenses	1.09%	1.08%	0.97%	1.01%	1.12%
Total expenses after fees waived and paid indirectly	1.08%	1.07%	0.97%	1.01%	1.12%
Net investment income	0.93%	0.94%	0.87%	1.07%	0.71%
Supplemental Data
Net assets, end of year (000)	$ 52,221	$ 76,121	$ 216,839	$ 284,754	$ 144,560
Portfolio turnover	139%	222%	94%	91%	80%
			Investor A
Per Share Operating Performance
Net asset value, beginning of year	$ 12.93	$ 15.63	$ 16.44	$ 12.57	$ 10.60
Net investment income[1]	0.09	0.08	0.11	0.11	0.06
Net realized and unrealized gain (loss)[2]	0.05	(2.71)	(0.83)	3.76	2.05
Net increase (decrease) from investment operations	0.14	(2.63)	(0.72)	3.87	2.11
Dividends from net investment income	(0.24)	(0.07)	(0.09)	—	(0.14)
Net asset value, end of year	$ 12.83	$ 12.93	$ 15.63	$ 16.44	$ 12.57
Total Investment Return[3]
Based on net asset value	0.93%	(16.71)%	(4.47)%	30.79%	20.13%
Ratios to Average Net Assets
Total expenses	1.34%	1.38%	1.25%	1.30%	1.35%
Total expenses after fees waived and paid indirectly	1.34%	1.38%	1.25%	1.30%	1.35%
Net investment income	0.66%	0.73%	0.62%	0.75%	0.53%
Supplemental Data
Net assets, end of year (000)	$ 214,227	$ 229,382	$ 316,147	$ 288,912	$ 227,792
Portfolio turnover	139%	222%	94%	91%	80%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights (continued)			BlackRock Global Growth Fund, Inc.
		Year Ended August 31,
	2010	2009	2008	2007	2006
			Investor B
Per Share Operating Performance
Net asset value, beginning of year	$ 12.24	$ 14.83	$ 15.66	$ 12.07	$ 10.17
Net investment loss[1]	(0.03)	(0.03)	(0.04)	(0.01)	(0.06)
Net realized and unrealized gain (loss)[2]	0.04	(2.56)	(0.79)	3.60	2.00
Net increase (decrease) from investment operations	0.01	(2.59)	(0.83)	3.59	1.94
Dividends from net investment income	(0.04)	—	—	—	(0.04)
Net asset value, end of year	$ 12.21	$ 12.24	$ 14.83	$ 15.66	$ 12.07
Total Investment Return[3]
Based on net asset value	0.06%	(17.46)%	(5.30)%	29.74%	19.18%
Ratios to Average Net Assets
Total expenses	2.22%	2.31%	2.11%	2.15%	2.18%
Total expenses after fees waived and paid indirectly	2.22%	2.31%	2.11%	2.15%	2.18%
Net investment loss	(0.27)%	(0.26)%	(0.25)%	(0.10)%	(0.56)%
Supplemental Data
Net assets, end of year (000)	$ 6,887	$ 10,946	$ 27,988	$ 47,186	$ 62,390
Portfolio turnover	139%	222%	94%	91%	80%
			Investor C
Per Share Operating Performance
Net asset value, beginning of year	$ 12.26	$ 14.83	$ 15.65	$ 12.06	$ 10.17
Net investment loss[1]	(0.02)	(0.01)	(0.02)	(0.01)	(0.04)
Net realized and unrealized gain (loss)[2]	0.03	(2.56)	(0.80)	3.60	1.98
Net increase (decrease) from investment operations	0.01	(2.57)	(0.82)	3.59	1.94
Dividends from net investment income	(0.14)	—	—	—	(0.05)
Net asset value, end of year	$ 12.13	$ 12.26	$ 14.83	$ 15.65	$ 12.06
Total Investment Return[3]
Based on net asset value	0.01%	(17.33)%	(5.24)%	29.77%	19.15%
Ratios to Average Net Assets
Total expenses	2.15%	2.21%	2.03%	2.10%	2.16%
Total expenses after fees waived and paid indirectly	2.15%	2.21%	2.03%	2.10%	2.16%
Net investment loss	(0.16)%	(0.10)%	(0.15)%	(0.04)%	(0.36)%
Supplemental Data
Net assets, end of year (000)	$ 55,083	$ 63,637	$ 92,737	$ 70,835	$ 56,567
Portfolio turnover	139%	222%	94%	91%	80%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights (concluded)			BlackRock Global Growth Fund, Inc.
		Year Ended August 31,
	2010	2009	2008	2007	2006
			Class R
Per Share Operating Performance
Net asset value, beginning of year	$ 12.53	$ 15.20	$ 16.04	$ 12.30	$ 10.42
Net investment income[1]	0.04	0.03	0.04	0.06	0.03
Net realized and unrealized gain (loss)[2]	0.03	(2.64)	(0.80)	3.68	2.00
Net increase (decrease) from investment operations	0.07	(2.61)	(0.76)	3.74	2.03
Dividends from net investment income	(0.20)	(0.06)	(0.08)	—	(0.15)
Net asset value, end of year	$ 12.40	$ 12.53	$ 15.20	$ 16.04	$ 12.30
Total Investment Return[3]
Based on net asset value	0.47%	(17.06)%	(4.81)%	30.41%	19.78%
Ratios to Average Net Assets
Total expenses	1.74%	1.85%	1.63%	1.63%	1.62%
Total expenses after fees waived and paid indirectly	1.74%	1.85%	1.63%	1.63%	1.62%
Net investment income	0.30%	0.30%	0.26%	0.44%	0.23%
Supplemental Data
Net assets, end of year (000)	$ 17,928	$ 14,867	$ 15,236	$ 3,880	$ 1,475
Portfolio turnover	139%	222%	94%	91%	80%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

20 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights				BlackRock Focus Growth Fund, Inc.
			Period
			December 1,
			2007 to
	Year Ended August 31,			Year Ended November 30,
			August 31,
	2010	2009	2008	2007	2006	2005
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 1.96	$ 2.34	$ 2.52	$ 2.01	$ 1.82	$ 1.65
Net investment income (loss)[1]	0.01	(0.01)	(0.02)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.16	(0.37)	(0.16)	0.53	0.20	0.19
Net increase (decrease) from investment operations	0.17	(0.38)	(0.18)	0.51	0.19	0.17
Net asset value, end of period	$ 2.13	$ 1.96	$ 2.34	$ 2.52	$ 2.01	$ 1.82
Total Investment Return[2]
Based on net asset value	8.67%[3]	(16.24)%[4]	(7.14)%[5]	25.37%	10.44%	10.30%
Ratios to Average Net Assets[6]
Total expenses	1.45%	1.78%	1.53%[8]	1.40%	1.55%	1.63%
Total expenses after fees waived	1.45%	1.78%	1.47%[8]	1.40%	1.55%	1.63%
Net investment income (loss)	0.39%[7]	(0.82)%	(0.86)%[8]	(0.98)%	(0.66)%	(0.92)%
Supplemental Data
Net assets, end of period (000)	$ 6,739	$ 9,673	$ 13,073	$ 15,357	$ 14,217	$ 16,277
Portfolio turnover of the Master LLC	86%	185%	105%	145%	117%	143%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 1.90	$ 2.28	$ 2.47	$ 1.98	$ 1.80	$ 1.63
Net investment loss[1]	—	(0.01)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.16	(0.37)	(0.16)	0.52	0.20	0.19
Net increase (decrease) from investment operations	0.16	(0.38)	(0.19)	0.49	0.18	0.17
Net asset value, end of period	$ 2.06	$ 1.90	$ 2.28	$ 2.47	$ 1.98	$ 1.80
Total Investment Return[2]
Based on net asset value	8.42%[3]	(16.67)%[4]	(7.69)%[5]	24.75%	10.00%	10.43%
Ratios to Average Net Assets[6]
Total expenses	1.94%	2.49%	2.09%[8]	1.84%	1.80%	1.88%
Total expenses after fees waived	1.94%	2.22%	2.03%[8]	1.84%	1.80%	1.88%
Net investment loss	(0.18)%[7]	(1.26)%	(1.42)%[8]	(1.41)%	(0.92)%	(1.17)%
Supplemental Data
Net assets, end of period (000)	$ 27,003	$ 23,042	$ 23,111	$ 9,291	$ 8,534	$ 10,146
Portfolio turnover of the Master LLC	86%	185%	105%	145%	117%	143%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return for Institutional Shares would have been 6.12% and Investor A Shares would have been 5.79%.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return for Institutional Shares would have been (28.21)% and Investor A Shares would have been (28.51)%.
5 Aggregate total investment return.
6 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
7 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment income
(loss) to average net assets. Not including this interest, the ratio of net investment income (loss) to average net assets would have been (0.47)% for Institutional Shares and would have been (1.00)% for Investor A Shares.
8 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights (concluded)				BlackRock Focus Growth Fund, Inc.
			Period
			December 1,
			2007 to
	Year Ended August 31,			Year Ended November 30,
			August 31,
	2010	2009	2008	2007	2006	2005
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 1.76	$ 2.12	$ 2.31	$ 1.87	$ 1.71	$ 1.57
Net investment loss[1]	(0.01)	(0.02)	(0.04)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.14	(0.34)	(0.15)	0.49	0.19	0.17
Net increase (decrease) from investment operations	0.13	(0.36)	(0.19)	0.44	0.16	0.14
Net asset value, end of period	$ 1.89	$ 1.76	$ 2.12	$ 2.31	$ 1.87	$ 1.71
Total Investment Return[2]
Based on net asset value	7.39%[3]	(16.98)%[4]	(8.23)%[5]	23.53%	9.36%	8.92%
Ratios to Average Net Assets[6]
Total expenses	2.42%	3.07%	2.97%[8]	2.71%	2.66%	2.75%
Total expenses after fees waived	2.40%	2.79%	2.91%[8]	2.71%	2.66%	2.75%
Net investment loss	(0.59)%[7]	(1.85)%	(2.32)%[8]	(2.29)%	(1.77)%	(2.04)%
Supplemental Data
Net assets, end of period (000)	$ 1,943	$ 3,307	$ 10,367	$ 29,326	$ 33,161	$ 45,104
Portfolio turnover of the Master LLC	86%	185%	105%	145%	117%	143%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 1.75	$ 2.12	$ 2.31	$ 1.86	$ 1.71	$ 1.56
Net investment loss[1]	(0.02)	(0.02)	(0.04)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.15	(0.35)	(0.15)	0.50	0.18	0.18
Net increase (decrease) from investment operations	0.13	(0.37)	(0.19)	0.45	0.15	0.15
Net asset value, end of period	$ 1.88	$ 1.75	$ 2.12	$ 2.31	$ 1.86	$ 1.71
Total Investment Return[2]
Based on net asset value	7.43%[3]	(17.45)%[4]	(8.23)%[5]	24.19%	8.77%	9.62%
Ratios to Average Net Assets[6]
Total expenses	2.78%	3.27%	2.93%[8]	2.75%	2.68%	2.77%
Total expenses after fees waived	2.78%	2.98%	2.87%[8]	2.75%	2.68%	2.77%
Net investment loss	(1.02)%[7]	(2.02)%	(2.27)%[8]	(2.32)%	(1.79)%	(2.06)%
Supplemental Data
Net assets, end of period (000)	$ 15,758	$ 13,681	$ 18,534	$ 20,998	$ 20,928	$ 27,457
Portfolio turnover of the Master LLC	86%	185%	105%	145%	117%	143%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return for Investor B Shares would have been 5.11% and Investor C Shares would have been 4.57%.
4 Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return for Investor B Shares would have been (28.77)% and Investor C Shares would have been (28.77)%.
5 Aggregate total investment return.
6 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
7 Includes interest on the proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s ratio of net investment loss to average net assets. Not including this interest, the ratio of net investment loss to average net assets would have been (1.44)% for Investor B Shares and would have been
(1.84)% for Investor C Shares.
8 Annualized.

See Notes to Financial Statements.

22 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Growth Fund, Inc. (“Global Growth”) and BlackRock
Focus Growth Fund, Inc. (“Focus Growth”) (collectively referred to as the “Funds” or individually as a “Fund”), are registered under the
Investment Company Act of 1940, as amended (the “1940 Act”). The
Funds are organized as Maryland corporations. Focus Growth is regis-
tered as a non-diversified, open-end management investment company.
Global Growth is registered as a diversified, open-end management investment company. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds offer multiple classes of shares.
Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are offered only by
Global Growth and are sold without a sales charge and only to certain retirement or other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R
Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B
Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by cer-
tain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Focus Growth seeks to achieve its investment objective by investing all of its assets in the Master Focus Growth LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of Focus Growth’s investment in the Master LLC reflects the
Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the
Master LLC. The financial statements of the Master LLC, including the
Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Focus Growth’s financial statements.
The percentage of the Master LLC owned by Focus Growth at August 31,
2010 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: Global Growth fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global
Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity invest-
ments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturi-
ties of 60 days or less may be valued at amortized cost, which approxi-
mates fair value.

Global Growth values its investment in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign cur-
rencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price.
If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day,
Global Growth uses a pricing service to assist with the valuation of cer-
tain foreign exchange-traded equity securities and foreign exchange-
traded and over-the-counter ("OTC") options (the “Systematic Fair Value
Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Focus Growth records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the
Master LLC. Valuation of securities held by the Master LLC, including categorization of fair value measurements, is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds' books and records are main-
tained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that Global Growth either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and written options), the Fund will, consistent with SEC rules and/or certain inter-
pretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Funds have determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.
Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Focus Growth records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

Dividends and Distributions: Dividends and distributions paid by the
Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Global Growth may lend securities to financial insti-
tutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of
Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividends and interest on the securities loaned. Loans of securities are terminable at any time and the bor-
rower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral.
The Fund also could suffer a loss if the value of an investment pur-
chased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collat-
eral falls below the value of the original cash collateral received.

24 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended August 31, 2010 for Global Growth and for the two years ended August 31, 2010, the period ended August 31, 2008 and the year ended November 30, 2007 for Focus Growth. The statutes of limitations on the Funds' state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Global Growth has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Global Growth engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premi-
ums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-
party credit risk, as options written obligates the Fund to perform and not the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-perform-
ance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC deriva-
tives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Global Growth enters into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio instruments or to obtain exposure to for-
eign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, helps to manage the over-
all exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Global Growth purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell
(when the option is exercised), the underlying instrument at the exer-
cise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases
(writes) an option, an amount equal to the premium paid (received) by

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

the Fund is reflected as an asset (liability). The amount of the asset
(liability) is subsequently marked-to-market to reflect the current mar-
ket value of the option purchased (written). When an instrument is pur-
chased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,”
meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfa-
vorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Global Growth
Derivative Instruments Categorized by Risk Exposure:
Values of Derivative Instruments as of August 31, 2010
	Asset Derivatives	Liability Derivatives
	Statements	Statements
	of Assets and	of Assets and
	Liabilities	Liabilities
	Location Value	Location	Value
	Unrealized	Unrealized
	appreciation	depreciation
	on foreign	on foreign
	currency	currency
Foreign currency	exchange	exchange
exchange contracts	contracts $1,059,761	contracts	$ 376,759
Options
written
Equity contracts	—	at value	$ 213,381
Total	$1,059,761		$ 590,140

The Effect of Derivative Instruments on the Statements of Operations
Year Ended August 31, 2010

Net Realized Gain (Loss) from

	Foreign
	Currency
	Transactions	Options
Foreign currency exchange contracts	$ (147,601)	—
Equity contracts	—	$144,443

Net Change in Unrealized Appreciation/Depreciation on

	Foreign
	Currency
	Transactions	Options
Foreign currency exchange contracts	$ 257,562	—
Equity contracts	—	$82,315

For the year ended August 31, 2010, the average quarterly balance of outstanding derivative financial instruments for Global Growth was as follows:

Foreign Currency Exchange Contracts:
Average number of contracts — USD purchased	22
Average number of contracts — USD sold	26
Average US dollar amounts purchased	$39,263,364
Average US dollar amounts sold	$76,456,080
Options:
Average number of contracts written	2,658
Average notional value of contracts written	$ 2,477,813

3. Investment Advisory Agreements and Other
Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but
BAC and Barclays are not.

Global Growth entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide invest-
ment advisory and administration services. The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, Global Growth pays the Manager a monthly fee at an annual rate 0.75% of the average daily value of the Fund’s net assets not exceeding $1.5 billion and
0.725% of the average daily value of the Fund’s net assets in excess of $1.5 billion.

Focus Growth entered into an Administration Agreement with the
Manager to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

The Manager contractually agreed to waive the administration fees of
Focus Growth and the investment advisory fees of the Master LLC, as necessary, to reduce the sum of the administration fee (as a percent-
age of the average daily net assets Focus Growth) and the investment advisory fee (as a percentage of the daily net assets of the Master LLC)
from 0.85% to 0.65% through January 1, 2011.

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

In addition, the Manager contractually agreed to waive fees of Focus
Growth and/or the Master LLC to the extent necessary in order to limit the expenses of Focus Growth (after accounting for the waiver described above), (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of average daily net assets allocated to each class of Focus Growth as follows:
2.25% (for Investor A Shares), 3.00% (for Investor B and Investor C
Shares) and 2.00% (for Institutional Shares), so long as the sum of the fees waived and the expenses reimbursed by the Manager do not exceed the amount of fees actually due to the Manager under both the
Master LLC’s investment advisory agreement and Focus Growth’s administration agreement. The following amounts are shown as fees waived by advisor — class specific in the Statements of Operations:

Investor A	$145
Investor B	$398
Investor C	$666

The Manager voluntarily waived its investment advisory fees by the amount of investment advisory fees Global Growth pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.
The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Global Growth and the Master LLC, respectively, to the Manager.

For the year ended August 31, 2010, Global Growth reimbursed the
Manager $7,527 for certain accounting services, which is included in accounting services in the Statements of Operations.

The Funds entered into a Distribution Agreement and Distribution
Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of
BlackRock. Pursuant to the Distribution Plan and in accordance with
Rule 12b-1 under the 1940 Act, each Fund pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds, as follows:

		Service Fee
	Global	Focus
	Growth	Growth
Investor A	0.25%	0.25%
Investor B	0.25%	0.25%
Investor C	0.25%	0.25%
Class R	0.25%	—

	Distribution Fee
	Global	Focus
	Growth	Growth
Investor B	0.75%	0.75%
Investor C	0.75%	0.75%
Class R	0.25%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongo-
ing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended August 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Funds' Investor A Shares as follows:

Investor A
Global Growth	$8,193
Focus Growth	$7,171

For the year ended August 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares.

	Investor B	Investor C
Global Growth	$14,801	$8,481
Focus Growth	$ 5,407	$1,394

Furthermore, affiliates received contingent deferred sale charges relat-
ing to transactions subject to front-end sales charge waivers as follows:

Investor A
Global Growth	$ 204

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) (“PNCGIS”)) serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York
Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the
Manager. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mail-
ing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer
identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

services, these entities receive a fee that could vary depending on, among other things, share class. For the year ended August 31, 2010, the Funds paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

Global Growth	$83,990
Focus Growth	$35,048

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2010, the Funds reim-
bursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Global	Focus
	Growth	Growth
Institutional	$ 1,417	$ 216
Investor A	$ 6,108	$ 2,302
Investor B	$ 472	$ 141
Investor C	$ 1,884	$ 1,276
Class R	$ 239	$ —

Global Growth received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the
Funds for such loans, among other things, in a private investment com-
pany managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the
Statements of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securi-
ties lending — affiliated in the Statements of Operations. For the year ended August 31, 2010, BIM received $3,370 in securities lending agent fees related to securities lending activities for Global Growth.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburses the
Manager for compensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended August 31, 2010 for Global Growth, were
$532,033,493 and $581,130,930, respectively.

For Global Growth, transactions in options written for the year ended
August 31, 2010 were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received
Outstanding options,
beginning of period	—	—	—	—
Options written	7,536	$ 384,147	5,524	$ 221,815
Options expired	(1,715)	(82,951)	(600)	(28,244)
Options exercised	(900)	(105,088)	—	—
Options closed	(350)	(26,594)	(490)	(67,389)
Outstanding options,
end of period	4,571	$ 169,514	4,434	$ 126,182

5. Borrowings:

Global Growth and Focus Growth (through its investment in the Master
LLC), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions.
Prior to its renewal, the credit agreement had the following terms:
0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31,
2008, a commitment fee of 0.08% per annum based on each Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and
(b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of
0.10% per annum on each Fund’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the
Statements of Operations and interest at a rate equal to the higher of
(a) the one-month LIBOR plus 1.25% per annum and (b) the Fed
Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended
August 31, 2010.

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
August 31, 2010 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses,

28 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

the classification of settlement proceeds and the expiration of capital loss carryforwards were reclassified to the following accounts:

	Global Growth	Focus Growth
Paid-in capital	$ (3,964,136)	$(266,840,789)
Undistributed net investment income	$ (96,537)	$ 188,743
Accumulated net realized loss	$ 4,060,673	—
Accumulated net realized loss
allocated from the Master LLC	—	$ 266,652,046

The tax character of distributions paid during the fiscal year ended
August 31, 2010 and fiscal year ended August 31, 2009 was as follows:

Global Growth
Ordinary income
8/31/2010	$ 6,622,370
8/31/2009	$ 2,675,172
Total distributions
8/31/2010	$ 6,622,370
8/31/2009	$ 2,675,172

As of August 31, 2010, the tax components of accumulated net losses were as follows:

	Global Growth	Focus Growth
Undistributed ordinary income	$ 2,383,831	—
Capital loss carryforwards	(423,649,666)	$ (8,592,290)
Net unrealized gains (losses)*	(2,012,805)	4,021,125
Total	$ (423,278,640)	$ (4,571,165)

* The differences between book-basis and tax-basis net unrealized gains (losses)
were attributable primarily to the tax deferral of losses on wash sales, the real-
ization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/
losses on certain foreign currency contracts and the timing and recognition of partnership income.

As of August 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires August 31,	Global Growth	Focus Growth
2011	$ 291,266,565	—
2017	25,919,213	$ 4,522,352
2018	106,463,888	4,069,938
Total	$ 423,649,666	$ 8,592,290

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the
Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds;
conditions affecting the general economy; overall market changes;
local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.
The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Growth invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the
Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of August 31, 2010, Global Growth had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Oil, Gas & Consumable Fuels	13%
Commercial Banks	11
Metals & Mining	6
Other*	70

* All other industries held were each less than 5% of long-term investments.

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)
8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	August 31, 2010		August 31, 2009
Global Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	555,988	$ 7,625,599	1,814,180	$ 20,139,060
Shares issued to shareholders in reinvestment of dividends	88,712	1,243,383	87,187	875,721
Total issued	644,700	8,868,982	1,901,367	21,014,781
Shares redeemed	(2,440,086)	(32,024,184)	(9,772,949)	(103,436,943)
Net decrease	(1,795,386)	$ (23,155,202)	(7,871,582)	$ (82,422,162)
Investor A
Shares sold and automatic conversion of shares	2,013,587	$ 27,223,532	2,825,036	$ 31,296,688
Shares issued to shareholders in reinvestment of dividends	253,695	3,511,397	108,753	1,080,631
Total issued	2,267,282	30,734,929	2,933,789	32,377,319
Shares redeemed	(3,300,455)	(44,565,168)	(5,423,403)	(58,780,082)
Net decrease	(1,033,173)	$ (13,830,239)	(2,489,614)	$ (26,402,763)
Investor B
Shares sold	35,660	$ 459,239	114,887	$ 1,189,300
Shares issued to shareholders in reinvestment of dividends	1,943	25,740	—	—
Total issued	37,603	484,979	114,887	1,189,300
Shares redeemed and automatic conversion of shares	(367,448)	(4,767,004)	(1,107,637)	(11,468,610)
Net decrease	(329,845)	$ (4,282,025)	(992,750)	$ (10,279,310)
Investor C
Shares sold	447,828	$ 5,796,480	791,120	$ 8,083,252
Shares issued to shareholders in reinvestment of dividends	46,561	613,274	—	—
Total issued	494,389	6,409,754	791,120	8,083,252
Shares redeemed	(1,146,547)	(14,666,162)	(1,850,288)	(18,960,971)
Net decrease	(652,158)	$ (8,256,408)	(1,059,168)	$ (10,877,719)
Class R
Shares sold	817,107	$ 10,699,585	758,117	$ 7,966,785
Shares issued to shareholders in reinvestment of dividends	19,074	255,979	6,333	61,239
Total issued	836,181	10,955,564	764,450	8,028,024
Shares redeemed	(576,894)	(7,447,567)	(580,173)	(6,092,041)
Net increase	259,287	$ 3,507,997	184,277	$ 1,935,983

For Global Growth, there is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

30 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (concluded)
	Year Ended		Year Ended
	August 31, 2010		August 31, 2009
Focus Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,121,578	$ 2,512,289	1,053,945	$ 1,815,552
Shares redeemed	(2,898,464)	(6,256,211)	(1,698,424)	(2,909,275)
Net decrease	(1,776,886)	$ (3,743,922)	(644,479)	$ (1,093,723)
Investor A
Shares sold and automatic conversion of shares	4,335,617	$ 9,285,781	4,976,531	$ 8,192,612
Shares redeemed	(3,321,630)	(7,085,847)	(2,983,300)	(4,943,569)
Net increase	1,013,987	$ 2,199,934	1,993,231	$ 3,249,043
Investor B
Shares sold	40,686	$ 82,444	191,035	$ 283,346
Shares redeemed and automatic conversion of shares	(894,684)	(1,735,624)	(3,197,324)	(4,786,473)
Net decrease	(853,998)	$ (1,653,180)	(3,006,289)	$ (4,503,127)
Investor C
Shares sold	1,898,041	$ 3,754,432	1,326,427	$ 2,053,645
Shares redeemed	(1,320,175)	(2,600,561)	(2,260,865)	(3,410,529)
Net increase (decrease)	577,866	$ 1,153,871	(934,438)	$ (1,356,884)
9. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT

AUGUST 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Global Growth Fund, Inc. and BlackRock Focus Growth
Fund, Inc. (collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities for BlackRock Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2010, and the related statement of oper-
ations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented. We also have audited the accompanying statement of assets and liabilities for BlackRock
Focus Growth Fund, Inc., as of August 31, 2010, and the related state-
ment of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reason-
able assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal con-
trol over financial reporting. Our audits included consideration of inter-
nal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds'
internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of secu-
rities owned as of August 31, 2010, by correspondence with the custo-
dian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
BlackRock Global Growth Fund, Inc. and BlackRock Focus Growth Fund,
Inc. as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
Princeton, New Jersey
October 28, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Growth Fund, Inc. during the fiscal year ended August 31, 2010.

	Record Date	12/11/2009
	Payable Date	12/15/2009
Qualified Dividend Income for Individuals †		100%
Dividends Qualifying for the Dividend Received Deduction for Corporations †		36.59%
Foreign Source Income †		44.18%
Foreign Taxes Paid Per Share		$0.018913

† Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

32 ANNUAL REPORT

AUGUST 31, 2010

Portfolio Information Master Focus Growth LLC

As of August 31, 2010

Percent of
Long-Term
Ten Largest Holdings	Investments
Apple, Inc.	7%
Microsoft Corp.	6
Google, Inc., Class A	4
Danaher Corp.	4
The Coca-Cola Co.	4
Las Vegas Sands Corp.	4
NetApp, Inc.	4
Salesforce.com, Inc.	4
CBS Corp., Class B	4
Amazon.com, Inc.	4

Percent of
Long-Term
Industry Representation	Investments
Software	13%
Computers & Peripherals	12
Machinery	10
Internet & Catalog Retail	7
Internet Software & Services	6
Hotels, Restaurants & Leisure	6
Oil, Gas & Consumable Fuels	6
Beverages	4
Semiconductors & Semiconductor Equipment	4
Media	4
Airlines	3
Household Products	3
Personal Products	3
Pharmaceuticals	3
Health Care Providers & Services	3
Health Care Technology	3
Metals & Mining	3
Diversified Financial Services	2
Capital Markets	2
Life Sciences Tools & Services	2
Biotechnology	1

For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Master LLC management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 3.4%
Delta Air Lines, Inc. (a)	165,400	$ 1,730,084
Beverages — 3.8%
The Coca-Cola Co.	35,000	1,957,200
Biotechnology — 1.0%
Amgen, Inc. (a)	10,200	520,608
Capital Markets — 2.1%
Jefferies Group, Inc. New Shares	47,100	1,060,221
Computers & Peripherals — 12.3%
Apple, Inc. (a)	15,300	3,723,561
NetApp, Inc. (a)	47,400	1,916,856
Seagate Technology (a)	69,700	706,061
		6,346,478
Diversified Financial Services — 2.1%
Moody’s Corp.	52,300	1,105,622
Health Care Providers & Services — 2.7%
Express Scripts, Inc. (a)	32,400	1,380,240
Health Care Technology — 2.6%
Cerner Corp. (a)	18,600	1,355,010
Hotels, Restaurants & Leisure — 6.1%
Ctrip.com International Ltd. — ADR (a)	30,500	1,234,945
Las Vegas Sands Corp. (a)	68,100	1,929,273
		3,164,218
Household Products — 3.1%
The Procter & Gamble Co.	26,600	1,587,222
Internet & Catalog Retail — 7.1%
Amazon.com, Inc. (a)	14,650	1,828,759
NetFlix, Inc. (a)	14,400	1,807,488
		3,636,247
Internet Software & Services — 6.3%
Baidu.com, Inc. — ADR (a)	15,800	1,239,194
Google, Inc., Class A (a)	4,500	2,025,090
		3,264,284
Life Sciences Tools & Services — 1.7%
Covance, Inc. (a)	23,000	872,390
Machinery — 9.7%
Danaher Corp.	55,000	1,998,150
Joy Global, Inc.	25,400	1,441,196
PACCAR, Inc.	38,200	1,565,818
		5,005,164
Media — 3.6%
CBS Corp., Class B	133,300	1,842,206
Metals & Mining — 2.6%
Freeport-McMoRan Copper & Gold, Inc., Class B	11,650	838,567
United States Steel Corp.	11,500	488,865
		1,327,432

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 5.9%
Anadarko Petroleum Corp.	17,900	$ 823,221
EOG Resources, Inc.	16,800	1,459,416
Massey Energy Co.	26,900	773,375
		3,056,012
Personal Products — 3.0%
Avon Products, Inc.	53,500	1,556,850
Pharmaceuticals — 2.7%
Abbott Laboratories	28,500	1,406,190
Semiconductors & Semiconductor Equipment — 3.6%
Cree, Inc. (a)	8,800	471,152
Micron Technology, Inc. (a)	214,700	1,388,036
		1,859,188
Software — 12.8%
Check Point Software Technologies Ltd. (a)	51,200	1,786,368
Microsoft Corp.	125,000	2,935,000
Salesforce.com, Inc. (a)	16,850	1,851,478
		6,572,846
Total Long-Term Investments
(Cost — $46,395,675) — 98.2%		50,605,712
Short-Term Securities
United States — 1.7%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.25% (b)(c)	849,910	849,910
Total Short-Term Securities
(Cost — $849,910) — 1.7%		849,910
Total Investments (Cost — $47,245,585*) — 99.9%		$ 51,455,622
Other Assets Less Liabilities — 0.1%		69,450
Net Assets — 100.0%		$ 51,525,072

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 47,434,497
Gross unrealized appreciation	$ 6,968,348
Gross unrealized depreciation	(2,947,223)
Net unrealized appreciation	$ 4,021,125

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2009	Activity	August 31, 2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional
Class	1,155,896	$ (305,986)	849,910	$ 1,595
(c) Represents the current yield as of report date.

Portfolio Abbreviation

ADR American Depositary Receipt

See Notes to Financial Statements.

34 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

Master Focus Growth LLC

• For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Master LLC’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in deter-
mining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments
in Securities:
Long-Term
Investments[1]	$ 50,605,712	—	—	$ 50,605,712
Short-Term
Securities	849,910	—	—	849,910
Total	$ 51,455,622	—	—	$ 51,455,622

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statement of Assets and Liabilities	Master Focus Growth LLC
August 31, 2010
Assets
Investments at value — unaffiliated (cost — $46,395,675)	$ 50,605,712
Investments at value — affiliated (cost — $849,910)	849,910
Investments sold receivable	103,667
Dividends receivable	38,136
Prepaid expenses	1,149
Total assets	51,598,574
Liabilities
Investment advisory fees payable	18,194
Directors’ fees payable	3,363
Withdrawals payable to the investor	343
Other affiliates payable	182
Other accrued expenses payable	49,953
Other liabilities	1,467
Total liabilities	73,502
Net Assets	$ 51,525,072
Net Assets Consist of
Investor’s capital	$ 47,315,035
Net unrealized appreciation/depreciation	4,210,037
Net Assets	$ 51,525,072
Statement of Operations	Master Focus Growth LLC
Year Ended August 31, 2010
Investment Income
Dividends	$ 539,541
Foreign taxes withheld	(2,054)
Interest on litigation proceeds	471,040
Dividends — affiliated	1,595
Total income	1,010,122
Expenses
Investment advisory	341,047
Accounting services	69,211
Professional	34,780
Directors	17,555
Custodian	16,415
Printing	3,263
Miscellaneous	7,612
Total expenses	489,883
Less fees waived by advisor	(114,401)
Total expenses after fees waived	375,482
Net investment income	634,640
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	3,731,511
Litigation proceeds	859,096
4,590,607
Net change in unrealized appreciation/depreciation on investments	(617,442)
Total realized and unrealized gain	3,973,165
Net Increase in Net Assets Resulting from Operations	$ 4,607,805
See Notes to Financial Statements.

36 ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets					Master Focus Growth LLC
					Year Ended August 31,
Increase (Decrease) in Net Assets:					2010	2009
Operations
Net investment income				$ 634,640		$ 66,455
Net realized gain (loss)					4,590,607	(13,326,054)
Net change in unrealized appreciation/depreciation					(617,442)	2,301,685
Net increase (decrease) in net assets resulting from operations					4,607,805	(10,957,914)
Capital Transactions
Proceeds from contributions					15,634,946	12,345,155
Value of withdrawals					(18,500,148)	(16,822,060)
Net decrease in net assets derived from capital transactions					(2,865,202)	(4,476,905)
Net Assets
Total increase (decrease) in net assets					1,742,603	(15,434,819)
Beginning of year					49,782,469	65,217,288
End of year				$ 51,525,072		$ 49,782,469
Financial Highlights					Master Focus Growth LLC
			Period
			December 1,
			2007 to
	Year Ended August 31,			Year Ended November 30,
			August 31,
	2010	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	9.45%[1]	(15.36)%[1]	(6.55)%[2]	26.17%	11.40%	11.30%
Ratios to Average Net Assets
Total expenses	0.86%	1.01%	0.87%[4]	0.82%	0.79%	0.75%
Total expenses after fees waived and paid indirectly	0.66%	0.81%	0.67%[4]	0.62%	0.59%	0.63%
Net investment income (loss)	1.12%[3]	0.15%	(0.07)%[4]	(0.20)%	0.30%	0.07%
Supplemental Data
Net assets, end of period (000)	$ 51,525	$ 49,782	$ 65,217	$ 75,086	$ 76,961	$ 99,197
Portfolio turnover	86%	185%	105%	145%	117%	143%

1 Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total return would have been 6.90% for the year ended August 31, 2010 and (27.33)% for the year ended August 31, 2009.
2 Aggregate total investment return.
3 Includes interest on the proceeds received from a settlement of litigation, which impacted the Master LLC’s ratio of net investment income (loss) to average net assets.
Not including this interest, the Master LLC’s ratio of net investment income (loss) to average net assets would have been 0.29%.
4 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements Master Focus Growth LLC

1. Organization and Significant Accounting Policies:

Master Focus Growth LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability corporation. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC fair values its financial instruments at market value using independent dealers or pricing services under poli-
cies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for
Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transac-
tion. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Master LLC has determined the ex-divi-

dend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986,
as amended.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the cus-
todian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreements and Other
Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services

The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee at an annual rate of
0.60% of the average daily value of the Master LLC’s net assets.

The Manager contractually agreed to waive the administration fees of
BlackRock Focus Growth Fund, Inc. (“Focus Growth”) and the investment advisory fees of the Master LLC, as necessary to reduce the sum of the administration fee (as a percentage of the average daily net assets of the Focus Growth) and investment advisory fee (as a percentage of the average daily net assets of the Master LLC) from 0.85% to 0.65%
through January 1, 2011. For the year ended August 31, 2010, the
Master LLC waived $113,683, which is included in fees waived by advisor in the Statement of Operations.

38 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (concluded) Master Focus Growth LLC

In addition, the Manager contractually agreed to waive fees of Focus
Growth and/or the Master LLC to the extent necessary in order to limit the expenses of Focus Growth (after accounting for the waiver described above), (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of average daily net assets allocated to each class of Focus Growth as follows: 2.25% (for
Investor A Shares), 3.00% (for Investor B and Investor C Shares) and
2.00% (for Institutional Shares), so long as the sum of the fees waived by the Manager do not exceed the amount of fees actually due to the
Manager under both the Master LLC’s investment advisory agreement and Focus Growth’s administration agreement.

The Manager voluntarily waived its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds, how-
ever the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master LLC’s investment in other affiliated investment companies, if any. For the year ended August 31, 2010, the Master LLC waived $718, which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the
Master LLC to the Manager.

For the year ended August 31, 2010, the Master LLC reimbursed the
Manager $1,087 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended August 31, 2010, were $47,172,872 and $48,293,705, respectively.

The Master LLC received proceeds from settlement of litigation where the
Master LLC was able to recover a portion of investment losses previously recorded by the Master LLC and interest on certain of those proceeds.
These amounts are shown as litigation proceeds and interest on litiga-
tion proceeds on the Statement of Operations.

4. Borrowings:

The Master LLC, along with certain other funds managed by the
Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The
Master LLC may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October
31, 2008, a commitment fee of 0.08% per annum based on the Master
LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02%
upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum on the Master LLC’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts bor-
rowed. The Master LLC did not borrow under the credit agreement during the year ended August 31, 2010.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master
LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC;
conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those coun-
terparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of finan-
cial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities,
less any collateral held by the Master LLC.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjust-
ment or additional disclosure in the financial statements.

ANNUAL REPORT

AUGUST 31, 2010

Master LLC Report of Independent Registered Public Accounting Firm

To the Investor and Board of Directors of Master Focus
Growth Fund LLC:

We have audited the accompanying statement of assets and liabilities of
Master Focus Growth LLC (the "Master LLC"), including the schedule of investments, as of August 31, 2010, and the related statement of opera-
tions for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented. These financial state-
ments and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these finan-
cial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reason-
able assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its inter-
nal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master
LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis,

evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Master Focus Growth LLC as of August 31, 2010, the results of its oper-
ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective periods presented, in conformity with accounting princi-
ples generally accepted in the United States of America.

Deloitte & Touche, LLP
Princeton, New Jersey
October 28, 2010

40 ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of the Master Focus Growth LLC (the “Master
LLC”) and the BlackRock Global Growth Fund, Inc. (the “Global Growth
Fund”) met on April 13, 2010 and May 11 — 12, 2010 to consider the approval of the Master LLC’s and the Global Growth Fund’s investment advisory agreements (the “Advisory Agreements”) with BlackRock
Advisors, LLC (the “Manager”), the Master LLC’s and the Global Growth
Fund’s investment advisor. The Board of Directors of the Master LLC and the Global Growth Fund also considered the approval of the sub-advi-
sory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master LLC and the Global Growth Fund. The BlackRock
Focus Growth Fund, Inc. (the “Focus Growth Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Directors of the Focus Growth Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement
with respect to the Master LLC. The Manager and the Sub-Advisor are
referred to herein as “BlackRock.” The Advisory Agreements and the
Sub-Advisory Agreements are referred to herein as the “Agreements.”
For simplicity, the Board of Directors of the Master LLC, the Board of
Directors of the Focus Growth Fund and the Board of Directors of the
Global Growth Fund are referred to herein collectively as the “Board,”
and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not
“interested persons” of the Master LLC, the Focus Growth Fund or the
Global Growth Fund as defined in the Investment Company Act of
1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Master LLC, the Focus Growth Fund or the Global
Growth Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the
Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and
Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance
Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent
Board Members. The Board also has one ad hoc committee, the Joint
Product Pricing Committee, which consists of Independent Board
Members and directors/trustees of the boards of certain other
BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master LLC, the Focus
Growth Fund and the Global Growth Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Master LLC, the Focus Growth Fund and the Global Growth Fund
and their shareholders. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC, the Focus Growth Fund and/or the
Global Growth Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Master LLC’s,
Focus Growth Fund’s and/or Global Growth Fund’s operating expenses;
(d) the resources devoted to and compliance reports relating to the
Master LLC’s, the Focus Growth Fund’s and the Global Growth Fund’s
investment objective, policies and restrictions, (e) the Master LLC’s, the
Focus Growth Fund’s and the Global Growth Fund’s compliance with its respective Code of Ethics and compliance policies and procedures;
(f) the nature, cost and character of non-investment management serv-
ices provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of broker-
age commissions and execution quality of portfolio transactions;
(j) BlackRock’s implementation of the Master LLC’s, the Focus Growth
Fund’s and/or the Global Growth Fund’s valuation and liquidity proce-
dures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as appli-
cable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the
Board requested and received materials specifically relating to the
Agreements. The Board is engaged in a process with BlackRock to peri-
odically review the nature and scope of the information provided to bet-
ter assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master
LLC, the Focus Growth Fund and the Global Growth Fund, as applicable,

ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

and the investment performance of the Focus Growth Fund and the
Global Growth Fund as compared with a peer group of funds as deter-
mined by Lipper (collectively, “Peers”); (b) information on the profitabil-
ity of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a gen-
eral analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-
end funds, under similar investment mandates, as well as the perform-
ance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master LLC, the Focus Growth Fund and/or the Global Growth Fund to BlackRock;
(f) sales and redemption data regarding the Focus Growth Fund’s and the Global Growth Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for addi-
tional information and BlackRock responded to these requests with additional written information in advance of the May 11 — 12, 2010
Board meeting.

At an in-person meeting held on May 11 — 12, 2010, the Board of the
Master LLC and the Global Growth Fund, including the Independent
Board Members, unanimously approved the continuation of the
Advisory Agreements between the Manager and the Master LLC and the
Global Growth Fund and the Sub-Advisory Agreements between the
Manager and the Sub-Advisor with respect to the Master LLC and the
Global Growth Fund, each for a one-year term ending June 30, 2011.
The Board of the Focus Growth Fund, including the Independent Board
Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment per-
formance of the Master LLC, the Focus Growth Fund, the Global Growth
Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their rela-
tionship with the Master LLC, the Focus Growth Fund and the Global
Growth Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Focus Growth Fund and Global Growth
Fund shares, services related to the valuation and pricing of portfolio holdings of the Master LLC and the Global Growth Fund, direct and indirect benefits to BlackRock and its affiliates and significant share-
holders from their relationship with the Master LLC, the Focus Growth
Fund and the Global Growth Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock per-
sonnel to engage in open, candid discussions with the Board. The
Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the vari-
ous items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Focus Growth Fund and the Global Growth Fund. Throughout the year, the Board compared the Focus Growth Fund’s and the Global Growth
Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The
Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The
Board also reviewed the materials provided by the portfolio manage-
ment team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Master LLC’s and the Global Growth Fund’s portfolio management team, investments by portfolio managers in the funds they manage,
BlackRock’s portfolio trading capabilities, BlackRock’s use of technol-
ogy, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation struc-
ture with respect to the Master LLC’s and the Global Growth Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Master LLC, the Focus Growth Fund and the Global Growth Fund.
BlackRock and its affiliates and significant shareholders provide the
Master LLC, the Focus Growth Fund and the Global Growth Fund with certain administrative, transfer agency, shareholder and other services
(in addition to any such services provided to the Master LLC, the Focus
Growth Fund and the Global Growth Fund by third parties) and officers and other personnel as are necessary for the operations of the Master
LLC, the Focus Growth Fund and the Global Growth Fund. In addition to investment advisory services, BlackRock and its affiliates provide the
Master LLC, the Focus Growth Fund and the Global Growth Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing;
(iii) overseeing and coordinating the activities of other service

42 ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support;
and (vi) performing other administrative functions necessary for the operation of the Master LLC, the Focus Growth Fund and the Global
Growth Fund, such as tax reporting, fulfilling regulatory filing require-
ments, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and com-
pliance departments and considered BlackRock’s policies and proce-
dures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLC, the Focus Growth
Fund, the Global Growth Fund and BlackRock: The Board, including the
Independent Board Members, also reviewed and considered the per-
formance history of the Master LLC, the Focus Growth Fund and the
Global Growth Fund, as applicable. The Board noted that the Master
LLC’s investment results correspond directly to the investment results of the Focus Growth Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Focus Growth Fund’s and the Global Growth Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rank-
ings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Focus Growth
Fund and the Global Growth Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the
Focus Growth Fund’s and the Global Growth Fund’s applicable Lipper category. The Board was provided with a description of the methodol-
ogy used by Lipper to select peer funds. The Board regularly reviews the performance of the Master LLC, the Focus Growth Fund and the Global
Growth Fund, as applicable, throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Focus Growth Fund ranked in the third, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Global Growth Fund ranked in the third, sec-
ond and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Master LLC, the Focus Growth Fund and the
Global Growth Fund: The Board, including the Independent Board
Members, reviewed the Master LLC’s and the Global Growth Fund’s con-
tractual advisory fee rate compared with the other funds in the Focus
Growth Fund’s and the Global Growth Fund’s Lipper category. It also compared the Focus Growth Fund’s and the Global Growth Fund’s
total expenses, as well as actual management fees, to those of other funds in their Lipper category. The Board considered the services pro-
vided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Master LLC, the Focus Growth Fund and the Global Growth
Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC, the Focus Growth Fund and the
Global Growth Fund. The Board reviewed BlackRock’s profitability with respect to the Master LLC, the Focus Growth Fund and the Global
Growth Fund, as applicable, and other funds the Board currently over-
sees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31,
2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The
Board reviewed BlackRock’s assumptions and methodology of allocat-
ing expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recog-
nized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the
Manager, the types of funds managed, expense allocations and busi-
ness mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing
BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master LLC, the Focus Growth Fund and the Global Growth Fund by
BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLC, the Focus Growth
Fund, the Global Growth Fund and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock’s methodology in allocating its costs to the management of the Master LLC, the Focus Growth Fund and the Global Growth Fund.
The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment

ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Focus Growth Fund’s/Master LLC’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Focus Growth Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.
The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the
Focus Growth Fund’s total net expenses on a class-by-class basis, as applicable. The Board further noted that BlackRock has contractually agreed to waive or reimburse management fees for the Master
LLC/Focus Growth Fund.

The Board noted that the Global Growth Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Global Growth Fund’s Peers, in each case, before tak-
ing into account any expense reimbursements or fee waivers. The Board also noted that the Global Growth Fund has an advisory fee arrange-
ment that includes breakpoints that adjust the fee rate downward as the size of the Global Growth Fund increases above certain contractu-
ally specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC, the Focus Growth Fund and the Global Growth Fund increase. The Board also considered the extent to which the Master LLC, the Focus Growth Fund and the Global
Growth Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the
Master LLC, the Focus Growth Fund and the Global Growth Fund to
participate in these economies of scale, for example through the use of breakpoints or revised breakpoints, as applicable, in the advisory fee based upon the asset level of the Master LLC or the Global
Growth Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master LLC, the Focus Growth Fund and the Global Growth
Fund, both tangible and intangible, such as BlackRock’s ability to lever-
age its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Master LLC, the Focus Growth Fund and the Global Growth Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the qual-
ity of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Focus Growth
Fund or Global Growth Fund shares if they believe that the Focus
Growth Fund’s, the Global Growth Fund’s and/or Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Focus Growth Fund or the Global Growth Fund.

Conclusion

The Board of the Master LLC and the Global Growth Fund, including the
Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each of the
Master LLC and the Global Growth Fund for a one-year term ending
June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to the Master LLC and the Global
Growth Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board of the Master LLC and the Global Growth Fund con-
sidered the discussions of BlackRock’s fee structure, as it applies to the
Master LLC and the Global Growth Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC and the Global Growth Fund, including the Independent Board
Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master LLC, the Global
Growth Fund and their shareholders. The Board of the Focus Growth
Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board of the Master LLC and the Global
Growth Fund did not identify any single factor or group of factors as all-
important or controlling, but considered all factors together, and differ-
ent Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determina-
tion. The contractual fee arrangements for the Master LLC and the
Global Growth Fund reflect the results of several years of review by the
Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

44 ANNUAL REPORT

AUGUST 31, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	Board, Director	2007	Corporation (energy and steel business) from 1991 to 2001.	98 Portfolios	(insurance company);
New York, NY 10055	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	98 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	Chairman of the		Parkinson’s Research since 2000; Director, BTG International		(pharmaceutical)
1941	Audit Committee		Plc (a global technology commercialization company) from
	and Director		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	34 RICs consisting of	None
55 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	98 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	98 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	98 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Stuart E. Eizenstat	Director	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
55 East 52nd Street		2007	Burling LLP (law firm) since 2001; International Advisory Board	98 Portfolios	communications);
New York, NY 10055			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
1943			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corporation
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2005		98 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009; Director,	98 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
40 East 52nd Street		2002	firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)	98 Portfolios
New York, NY 10022			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

ANNUAL REPORT

AUGUST 31, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Trustees[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	34 RICs consisting of	None
55 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources	98 Portfolios
New York, NY 10055			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	34 RICs consisting of	Bowne & Co., Inc.
55 East 52nd Street	and Member	2007	of Business Administration since 1995.	98 Portfolios	(financial printers);
New York, NY 10055	of the Audit				Vornado Realty Trust
1938	Committee				(real estate company);
Alexander’s Inc. (real
estate company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for any of the Funds/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining a Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M.
Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Trustees[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	170 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	291 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	98 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	170 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	291 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.

3 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Funds/Master LLC based on his former positions with
BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

46 ANNUAL REPORT

AUGUST 31, 2010

Officers and Directors (concluded)

Position(s)
Held with
Name, Address	Funds/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with US Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; General
55 East 52nd Street		2007	Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

1 Officers of the Funds/Master LLC serve at the pleasure of the Board.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.
Further information about the Funds’ Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodians
State Street Bank
and Trust Company3
Boston, MA 02111

The Bank of
New York Mellon4
New York, NY 10286

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank
and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent
Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

3 For BlackRock Global
Growth Fund, Inc.
4 For BlackRock Focus
Growth Fund, Inc.

Effective September 15, 2010, John M. Perlowski became
President and Chief Executive Officer of the Funds/Master LLC.

ANNUAL REPORT

AUGUST 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLC voted proxies relating to securities held in each Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48 ANNUAL REPORT

AUGUST 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different pri-
vacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

AUGUST 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50 ANNUAL REPORT

AUGUST 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

Past performance results shown in this report should not

be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Focus	$6,800	$6,800	$0	$0	$6,100	$6,100	$11	$1,028
Growth Fund, Inc.
Master Focus	$23,500	$23,500	$0	$0	$0	$0	$0	$0
Growth LLC

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Focus Growth Fund,	$16,888	$409,628
Inc.
Master Focus Growth LLC	$10,777	$402,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 5, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: November 5, 2010